UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2009

China Solar & Clean Energy Solutions, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-12561	95-3819300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 3 No. 28, Feng Tai North Road, Beijing China, 100071

(Address of principal executive offices and zip code)

+86-10-63850516

  (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ms. Jing Chen, the Chief Financial Officer of China Solar & Clean Energy Solutions, Inc. (the “Company”) resigned from her position as Chief Financial Officer of the Company effective April 30, 2009.  There were no disagreements between Ms. Chen and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in her resignation as Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

Dated: April 22, 2009	By:	/s/ Deli Du
Name: Deli Du
Title: Chief Executive Officer and President